SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 6, 2004

                                 Date of Report
                        (Date of earliest event reported)

                               PHOENIX COLOR CORP.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    333-50995                 22-2269911
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)

       540 Western Maryland Parkway, Hagerstown, Maryland           21740
            (Address of Principal Executive Offices)              (ZIP Code)

       Registrant's telephone number, including area code: (301) 733-0018

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit 99.1 - Press Release of Phoenix Color Corp., dated April 6, 2004.

Item 12. Results of Operations and Financial Condition.

      On April 6, 2004, Phoenix Color Corp. issued a press release which included financial results for the fiscal year ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of
Section 18, or otherwise under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHOENIX COLOR CORP.


Date: April 6, 2004                  By: /s/ Louis LaSorsa
                                         -------------------------------------
                                         Louis LaSorsa
                                         Chairman and Chief Executive Officer